KRANESHARES TRUST

KraneShares Asia Robotics and Artificial Intelligence Index ETF
KraneShares Bosera MSCI China A Share ETF
KraneShares CCBS China Corporate High Yield Bond USD Index ETF
KraneShares CICC China 5G and Technology Leaders Index ETF
KraneShares CICC China Consumer Leaders Index ETF
KraneShares CICC China Leaders 100 Index ETF
KraneShares CSI China Internet ETF
KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF
KraneShares E Fund China Commercial Paper ETF
KraneShares Electric Vehicles and Future Mobility Index ETF
KraneShares Emerging Markets Consumer Technology Index ETF
KraneShares Emerging Markets Healthcare Index ETF
KraneShares MSCI All China Consumer Discretionary Index ETF
KraneShares MSCI All China Consumer Staples Index ETF
KraneShares MSCI All China Health Care Index ETF
KraneShares MSCI All China Index ETF
KraneShares MSCI China A Hedged Index ETF
KraneShares MSCI China Environment Index ETF
KraneShares MSCI Emerging Markets ex China Index ETF
KraneShares MSCI One Belt One Road Index ETF
KraneShares SSE Star Market 50 Index ETF
(collectively, the “Funds”)

Supplement dated November 19, 2020 to the currently effective Statutory Prospectus for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus for the Funds.

1.	The following changes are made for KraneShares CICC China 5G and Technology Leaders Index ETF:

(a)	All references to the KraneShares CICC China 5G and Technology Leaders Index ETF (“KFVG”) are replaced with KraneShares CICC China 5G & Semiconductor Index ETF.

(b)	The “Investment Objective” section is deleted in its entirety and replaced with the following:

The KraneShares CICC China 5G & Semiconductor Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the CICC China 5G and Semiconductor Leaders Index (the “Underlying Index”).

(c)	The table in the “Fees and Expenses” section is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver***	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver	0.65%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
** Based on estimated amounts for the current fiscal year.
***The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its management fee by 0.14% of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2021, and may only be terminated prior thereto by the Board.

(d)	The first two paragraphs of the “Principal Investment Strategies” section are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, depositary receipts, including American depositary receipts, representing such components and securities underlying depositary receipts in the Underlying Index. The Underlying Index includes the stocks and depositary receipts of the top 30 companies by free-float market capitalization of Chinese companies engaged in 5G and Semiconductor-Related Industries (as defined below). The securities that are eligible for inclusion in the Underlying Index at each quarterly reconstitution include all types of publicly issued shares of companies that operate primarily in China, such as A-Shares, B-Shares, H-Shares, P-Chips and Red Chips, which are described below. Issuers eligible for inclusion must be classified by the Fuzzy Logic Industry Classification System as being in one of the following and related industries (collectively, “5G and Semiconductor-Related Industries”): Semiconductor Manufacturing, Semiconductor Equipment and Services, Manufacturing Equipment and Services, Internet and Data Services, Electronic Equipment Manufacturing, Electronic Components, Consumer Electronics, Computer Hardware and Storage, Communications Equipment and Commercial Electronics. Securities must have an average daily traded value of over $1 million.

The top 30 stocks with the highest ranking are included in the Underlying Index, weighted according to free-float market capitalization with a cap to limit stocks of individual companies to no more than 10% of the Underlying Index. The Underlying Index is reconstituted quarterly. At each quarterly reconstitution, (a) a single constituent cannot exceed 10% of the Underlying Index and (b) if 45% of the Underlying Index consists of companies that are more than 5% of the Underlying Index, the individual weights of companies that are above 5% will be adjusted until 45% of the Underlying Index consists of companies that are less than 5%. During this process, the weighting of companies below 5% of the Underlying Index also will be adjusted. In addition, to minimize turnover in the Underlying Index, new companies will not be added to the Underlying Index until they are ranked 25 or higher and existing components of the Underlying Index will not be removed until they are ranked below 35. A newly listed initial public offering (“IPO”) may be added to the Underlying Index prior to the quarterly reconstitution if the three-day average market capitalization is greater than $10 billion after the IPO starts trading on an exchange.

(e)	The sixth and seventh paragraphs of the “Principal Investment Strategies” section are deleted in their entirety and replaced with the following:

As of October 30, 2020, the Underlying Index included 30 securities of companies with a market capitalization range of approximately $5.1 billion to $56.9 billion and had an average market capitalization of approximately $19.2 billion. The Underlying Index is reconstituted quarterly.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of October 30, 2020, issuers in the information technology sector (100%) represented a significant portion of the Underlying Index. The Underlying Index includes securities of issuers engaged in 5G and Semiconductor-Related Industries, but its exposure to the various 5G and Semiconductor-Related Industries are not fixed and are subject to change.

(f)	The following is added to the “Principal Risks” section:

IPO Risk.
Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

(g)
The first three paragraphs of the “Additional Information About the Funds - Underlying Indexes - KraneShares CICC China 5G & Semiconductor Index ETF (“KFVG”)” section are deleted in their entirety and replaced with the following:

The Underlying Index includes the stocks and depositary receipts of the top 30 companies by free-float market capitalization of Chinese companies engaged in 5G and Semiconductor-Related Industries (as defined below). The securities that are eligible for inclusion in the Underlying Index at each quarterly reconstitution include all types of publicly issued shares of companies that operate primarily in China, such as A-Shares, B-Shares, H-Shares, P-Chips and Red Chips, which are described below. Issuers eligible for inclusion must be classified by the Fuzzy Logic Industry Classification System as being in one of the following and related industries (collectively, “5G and Semiconductor-Related Industries”): Semiconductor Manufacturing, Semiconductor Equipment and Services, Manufacturing Equipment and Services, Internet and Data Services, Electronic Equipment Manufacturing, Electronic Components, Consumer Electronics, Computer Hardware and Storage, Communications Equipment and Commercial Electronics. Securities must have an average daily traded value of over $1 million.

The top 30 stocks with the highest ranking are included in the Underlying Index, weighted according to free-float market capitalization with a cap to limit stocks of individual companies to no more than 10% of the Underlying Index. The Underlying Index is reconstituted quarterly. At each quarterly reconstitution, (a) a single constituent cannot exceed 10% of the Underlying Index and (b) if 45% of the Underlying Index consists of companies that are more than 5% of the Underlying Index, the individual weights of companies that are above 5% will be adjusted until 45% of the Underlying Index consists of companies that are less than 5%. During this process, the weighting of companies below 5% of the Underlying Index also will be adjusted. In addition, to minimize turnover in the Underlying Index, new companies will not be added to the Underlying Index until they are ranked 25 or higher and existing components of the Underlying Index will not be removed until they are ranked below 35. A newly listed IPO may be added to the Underlying Index prior to the quarterly reconstitution if the three-day average market capitalization is greater than $10 billion after the IPO starts trading on an exchange.

As of October 30, 2020, the Underlying Index included 30 securities of companies with a market capitalization range of approximately $5.1 billion to $56.9 billion and had an average market capitalization of approximately $19.2 billion. As of October 30, 2020, issuers in the information technology sector (100%) represented a significant portion of the Underlying Index. The foregoing information is subject to change.

(h)	In the section “Management - Investment Adviser” of the Statutory Prospectus, the following is added after the fourth paragraph:

Krane has contractually agreed to waive its management fee by 0.14% of the average daily net assets of KraneShares CICC China 5G & Semiconductor Index ETF. This contractual fee waiver will continue until August 1, 2021, and may only be terminated prior thereto by the Board. In addition, the fee waiver will terminate if the Investment Advisory Agreement for the Fund is terminated.

2.	In the “Additional Information About the Funds” section of the Prospectus, the following is added after the second paragraph:

Any security that a U.S. investor is not permitted hold or acquire now or at a specified date in the future, due to legal, regulatory or similar reasons, including executive orders, may not be eligible for inclusion in an Underlying Index. Where a legal, regulatory or similar issue allows a U.S. investor to hold (but not acquire) a security, a Fund may continue to hold a security, whether or not it is a constituent of its Underlying Index. To the extent that the Fund (or Underlying Index) includes such a security and an Underlying Index (or Fund) excludes it, the performance of the Fund and Underlying Index may diverge.

Certain Underlying Indexes permit securities that are newly listed in IPOs to become index constituents if certain criteria are met. If a Fund seeks to track an Underlying Index that includes an IPO-inclusion mechanism, it may be subject to IPO risk. Currently, the following Funds track Underlying Indexes with an IPO-inclusion mechanism: KraneShares Bosera MSCI China A Share ETF, KraneShares CICC China 5G & Semiconductor Index ETF, KraneShares CSI China Internet ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI China A Hedged Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares MSCI Emerging Markets ex China Index ETF, KraneShares MSCI One Belt One Road Index ETF and KraneShares SSE Star Market 50 Index ETF.

3.
In the section “Additional Information About the Funds - Investment Risks” of the Statutory Prospectus, the sixth paragraph of the “China Risk-General” is deleted in its entirety and replaced with the following:

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China including by limiting the ability of Chinese issuers to list on the U.S. exchanges. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. In addition, the U.S government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies, which may adversely impact the Fund, may mean that the Fund’s Underlying Index may need to adjust its methodology or could increase tracking error for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.